Confidential

                              Marketing Agreement

      This Marketing Agreement (the "Agreement") is entered into as of the date identified below (the "Effective Date") by and between AOL Canada Inc. ("AOL"), a Canada corporation with its principal place of business at 55 St. Clair Avenue West, 7th Floor, Toronto, Ontario M4V 2Y7, and the marketing partner ("MP") identified below (each, a "Party" and collectively, the "Parties").

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
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Name of Marketing Partner ("MP"):  The Buck a Day Company Inc.
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Corporate Address:                 465 Davis Drive Suite 226 Newmarket, Ontario L3Y 2P1
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MP Contact Person:                 Dennis LaBuick        | Title: President and Chief Operating Officer
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Contact Phone:                     905-868-9477 x159     | Fax: 905-868-8022        | E-mail: Dennis@abuckaday.com
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Designated Product(s):             Computer Products and other Consumer Electronics
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Distribution Start Date:           June 1, 2002
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      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Distribution

1. In the Box CD-ROM. During the Term, MP shall at its own cost insert a package containing a CD-ROM with AOL Software and related documentation (the "AOL Deliverables") into each box for shipment or delivery of a Designated Product (described above). AOL shall manufacture and deliver the AOL Deliverables to no more than four (4) MP distribution centres, at AOL's own cost. MP hereby requests, and AOL hereby agrees to supply, an initial order of a minimum of 1,000 AOL Deliverables. After delivery of the initial order to MP, AOL will fulfill future orders of the AOL Deliverables within 90 days of AOL receiving the Monthly Report (as defined below). AOL may elect to limit quantities of excess AOL Deliverables in MP's inventory from time to time, consistent with commercially reasonable inventory practices. MP covenants to distribute a minimum of 1,000 AOL Deliverables in each calendar month of the Term.

2. Preferred Status. MP hereby agrees that the AOL Software and the AOL-brand interactive service (the "Service") shall be the exclusive ISP and Internet service to be promoted and bundled with the Designated Products. "Exclusive" status herein means that the AOL Service is the only ISP software/service to be bundled with Designated Products, except for ISP software or services that are factory installed, or otherwise shipped with a pre-loaded operating system. In addition, MP shall prominently feature the AOL Service in all advertising, packaging and other promotion of the Designated Products.

3. Product Feature List. MP agrees to include the "AOL Included" logo and/or "Six Months of AOL Membership included" messaging (or other applicable messaging) in the Product Feature List. The "Product Feature List" is any statement (or sticker) on the outside of the packaging of the Designated Products describing, for example, the MP website product descriptions, or product features, AOL agrees to provide required artwork or text copy for such Product Feature List.

4. Consumer Offers Available for Marketing by MP. During the Term of the Agreement, the Parties shall discuss from time to time special programs and consumer offers for MP's use, to market and promote the AOL Service as well as to encourage sales of Designated Products. The Parties will mutually agree upon the scope and nature of such offers and the appropriate sales and distribution channels for each different promotional offering. As of the Effective Date, the Parties agree that a "12 Months Included" AOL Service offer shall be the predominantly promoted offer on the Designated Product. No advertising, packaging or other promotional materials using the AOL brand or referencing the AOL Service may be publicly circulated without AOL's prior written approval thereof.

5. New Releases of AOL Software. AOL further agrees to provide MP with deployment schedules for upgrades or new releases of AOL Softeare sufficiently in advance for MP to facilitate MP's inclusion of such AOL Software into new builds of the Designated Products.

Monthly Reporting

6. Forecasting. MP shall provide to AOL a monthly report containing (a) a forecast of the number of AOL Deliverables MP reasonably expects will be required for the next-following 120 days; (b) a statement of the number of AOL Deliverables distributed in the previous month; (c) an accounting of the number of AOL Deliverables remaining in MP's inventory; and (d) such other information as AOL may reasonably request (the "Monthly Report").

Miscellaneous

7. Future Activities. MP and AOL agree to discuss in good faith additional and further opportunities to exploit each other's marketing channels on terms to be agreed, including online promotion of MP and its products on the AOL Service, and additional Software distribution activities. In addition, the Parties will explore and develop, if technically feasible, alternative registration methods for the
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AOL Service such that MP's customers would not be required to meet AOL's existing credit-card requirements.

9. Customer Information. MP shall on a monthly basis provide data on all customers ("PC Customer(s)") who have purchased a personal computer from MP in the previouse calendar month to a third part fulfillment and data entry house ("Fulfillment House"). AOL shall in its sole discretion select such Fulfillment House. MP shall electronically provide the personal information of each PC Customer, including the Buck A Day credit card number, to the Fulfillment House in a format that enables the Fulfillment House to work with AOL to complete the registration process for the Service for each PC Customer. AOL shall receive the personal information of PC Customers from the Fulfillment House for the purpose of purging from the data any PC Customers who are currently members of the Service, and shall return such cleansed list of PC Customers to the Fulfillment House. The Fulfillment House shall then mail an AOL Welcome Kit to each such PC Customer and complete the Service registration process for PC Customers who are not currently members of the Serivce. AOL shall pay the cost of the services provided by the Fulfillment House in respect of the distribution costs of the Welcome Kit(s).

10. Term. Unless earlier terminated as set forth herein, the term of this Agreement will begin on the Effective Date and continue for a period of Two (2) year (the "Term").

11. Termination. Except as expressly provided elsewhere herein, either Party may terminate this Agreement at any time (a) in the event of a material breach hereof by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party; or (b) immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days, or (iii) makes an assignment for the benefit of creditors. Upon expiration or termination, the Parties shall each use all reasonable efforts to return the other Party's materials as soon as is reasonably practical, and settle undisputed accounts in accordance with the provisions of this Agreement.

12. Renewal. This Agreement may be extended for subsequent one-year terms only by mutual written agreement of the Parties.

13. Notices. Any notice, approval, request, authorization, direction or other communication under this Agreement will be given in writing and will be deemed to have been delivered and fiven for all purposes; (i) on the delivery date if delivered through a confirmed facsimile or if delivered personally to the Party to whom the same is directed; (ii) one (1) business day after deposit with a commercial overnight carrier, with written verification of receipt, or (iii) five (5) business days after the mailing date, whether or not actually received, if sent by regular mail, return receipt requested, postage and charges prepaid, to the Party at the address specified above. Notice to AOL shall be to the attention of the Vice President, Marketing (Fax No. 416-960-6502) with a copy to the General Counsel (Fax No. 416-960-6560).

Legal Terms and Conditions

14. This Distribution Agreement hereby incorporates those Standard Legal Terms and Conditions located at the URL http://www.aol.ca/info/legal_takeone_terms.adp. MP confirms that it has read, understands, and agrees to the adoption and incorporation by reference herein of such Standard Legal Terms and Conditions.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of: June 14, 2002.

AOL CANADA INC.                       THE BUCK A DAY COMPANY INC.

By: Catherine H. Pearce               By: Dennis LaBuick
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Title: Vice President, Marketing      Title: President & Chief Operating Officer
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